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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in Registration Statement No. 333-53923 on Form S-8 of Rock Financial Corporation of our report dated January 28, 1999 appearing in the Annual Report on Form 10-K of Rock Financial Corporation for the year ended December 31, 1998.


/s/ KPMG LLP
Detroit, Michigan
March 29, 1999